Exhibit 10(vi)


                                  WARRANTY DEED

Abdul Rashid Afridi,  Grantors,  of Salt Lake City,  Salt Lake County,  State of
Utah,

hereby CONVEYS AND WARRANTS to

A-Z South State Corporation, a Utah corporation, Grantee, of Salt Lake City, Salt Lake County, State of Utah, for the sum of TEN DOLLARS and other good and valuable consideration, the following described tract of land in Salt Lake County, Utah:

         Lots 32, 33 and 34, Block 1, SOUTH MAIN STREET ADDITION, PLAT "A", according to the official plat thereof, as recorded in the office of the County Recorder of said County.

SUBJECT TO all easements, covenants, conditions, restrictions, rights of way, reservations appearing of record, and taxes for the year 1999, and thereafter.

SUBJECT TO a Deed of Trust in the amount of $388,199.00, Abdul Rashid Afridi as Trustor, and Bank of Utah as Beneficiary and Trustee dated December 31, 1999, and recorded December 31, 1998 as Entry No. 7208956, Book 8216, Page 1196 of the Official Records of the Salt Lake County Recorder having an unpaid principal balance of $375,640.10 as of December 1, 1999 which Deed of Trust and the debt secured thereby the Grantors herein agrees to continue to pay in accordance with the terms of the All-Inclusive Trust Deed and Note by and between the parties hereto.

WITNESS the hands of said Grantors this 1st day of December, 1999.


                            By: /s/ Abdul Rashid Afridi
                            -------------------------------------
                            Name: Abdul Rashid Afridi

State of Utah             )
                          SS.
County of Salt Lake       )

On the 1st day of December 1999, personally appeared before me Abdul Rashid Afridi, the signer of the foregoing warranty deed, who duly acknowledged to me that he executed the same.

                                     /s/ Cynthia Richards
                                     -------------------------------------------
                                     NOTARY PUBLIC
                                     My Commission Expires:

[SEAL OF CYNTHIA RICHARDS NOTARY PUBLIC, STATE OF UTAH]

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